UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 3, 2011
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:(860) 291-3600
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events
     On March 3, 2011, Rockville Financial, Inc., a Connecticut corporation (the “Company”), completed the “second step” conversion of Rockville Bank (the “Bank”) from a mutual holding company structure to a stock holding company structure (the “Conversion”) pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for the Bank and acquired ownership of all the issued and outstanding shares of the Bank’s common stock. In connection with the Conversion, 17,109,886 shares of common stock of the Company (the “Common Stock”) were sold in a subscription offering to certain depositors of the Bank and its employee stock ownership plan for $10.00 per share, or $171,098,860 in the aggregate (the “Offering”). In accordance with the Plan, 1.5167 shares of Common Stock (without taking into consideration cash issued in lieu of fractional shares) were issued in exchange for each outstanding share of common stock of the Company’s predecessor, also named Rockville Financial, Inc. (“ Old RFI”), the former state-chartered mid-tier holding company for the Bank, held by persons other than Rockville Financial MHC, Inc., the mutual holding company that owned the majority of Old RFI’s common stock.
     The Common Stock issued in the Offering and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-169439 ) filed initially with the Securities and Exchange Commission (“SEC”) on September 16, 2010, as amended, and declared effective by the SEC on December 30, 2010 (the “Form S-1”).
     The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor to Old RFI in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of Capital Stock of Rockville Financial New, Inc.” in the prospectus included in the Form S-1 is incorporated herein by reference.
     For additional information, reference is made to the Company’s press release, dated March 3, 2011, included as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Number	Description
Exhibit 99.1	Press Release Dated March 3, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2011	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ John T. Lund
John T. Lund
Senior Vice President/ Chief Financial Officer

Exhibit Index

Number	Description
Exhibit 99.1	Press Release Dated March 3, 2011